                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION


                         RECEIVABLES TRANSFER AGREEMENT

                          ---------------------------




                                      AMONG


                              SIERRACITIES.COM INC.

                       FIRST SIERRA RECEIVABLES III, INC.,

                           FIRST UNION NATIONAL BANK,

                      VARIABLE FUNDING CAPITAL CORPORATION,

                  FIRST SIERRA EQUIPMENT CONTRACT TRUST 1999-H,

                          FAIRWAY FINANCE CORPORATION,

                              BANKERS TRUST COMPANY

                                       AND

           FIRST SIERRA EQUIPMENT CONTRACT TRUST 2000-2, A COMMON LAW
            TRUST ACTING THROUGH FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                                  OWNER TRUSTEE


                          ---------------------------



                                   DATED AS OF

                                  JUNE 1, 2000

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
ARTICLE I DEFINITIONS.............................................................................3

   SECTION 1.01    Definitions....................................................................3
   SECTION 1.02    Other Definitional Provisions..................................................3

ARTICLE II TRANSFER OF CONVEYED ASSETS............................................................4

   SECTION 2.01    Direction; Acquisition of Initial Conveyed Assets..............................4
   SECTION 2.02    Reserved.......................................................................6
   SECTION 2.03    Custody of Contract Files......................................................6
   SECTION 2.04    Intention of the Parties; Grant of Security Interest...........................6

ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................6

   SECTION 3.01    Representations and Warranties.................................................6
   SECTION 3.02    Removal of Non-Conforming Contracts by SierraCities.com.......................18
   SECTION 3.03    Substitution of Contracts and Equipment by SierraCities.com...................18

ARTICLE IV COVENANTS.............................................................................19

   SECTION 4.01    Seller and SierraCities.com Covenants.........................................19
   SECTION 4.02    Receivables III Covenants.....................................................22
   SECTION 4.03    Transfer of Conveyed Assets...................................................25

ARTICLE V CONDITIONS PRECEDENT...................................................................25

   SECTION 5.01    Conditions to Trust Obligations...............................................25

ARTICLE VI TERMINATION...........................................................................26

   SECTION 6.01    Termination...................................................................26
   SECTION 6.02    Effect of Termination.........................................................26

ARTICLE VII MISCELLANEOUS PROVISIONS.............................................................27

   SECTION 7.01    Amendment.....................................................................27
   SECTION 7.02    GOVERNING LAW.................................................................27
   SECTION 7.03    Notices.......................................................................27
   SECTION 7.04    Severability of Provisions....................................................28
   SECTION 7.05    Assignment....................................................................28
   SECTION 7.06    Further Assurances............................................................28
   SECTION 7.07    No Waiver; Cumulative Remedies................................................28
   SECTION 7.08    Counterparts..................................................................28
   SECTION 7.09    Binding Effect: Third-Party Beneficiaries.....................................28
   SECTION 7.10    Merger and Integration........................................................28
   SECTION 7.11    Headings......................................................................29
   SECTION 7.12    Schedules and Exhibits........................................................29
   SECTION 7.13    No Bankruptcy Petition Against Receivables III or the Trust...................29

                          Exhibits, Schedules & Annexes

Schedule 1        LIST OF INITIAL CONTRACTS
Annex A           DEFINED TERMS

                         RECEIVABLES TRANSFER AGREEMENT

               THIS RECEIVABLES TRANSFER AGREEMENT (this "Agreement"), dated as of June 1, 2000, is entered into among SIERRACITIES.COM INC., formerly First Sierra Financial Inc. ("SierraCities.com"), a Delaware corporation located at 600 Travis Street, Suite 7050, Houston, Texas 77002, in its individual capacity, FIRST SIERRA RECEIVABLES III, INC. ("Receivables III"), a Delaware corporation located at 600 Travis Street, Suite 7050, Houston, Texas 77002, FIRST UNION NATIONAL BANK (formerly First Union National Bank of North Carolina) ("First Union"), a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288 0610, FAIRWAY FINANCE CORPORATION ("FFC"), a Delaware corporation located at 11 West Monroe, Floor 20 East, Chicago, Illinois 60603, BANKERS TRUST COMPANY (the "Indenture Trustee") a New York banking corporation located at Four Albany Street, New York, New York 10006, not in its individual capacity but as Trustee of the First Sierra Equipment Lease Trust 1997-A, the First Sierra Equipment Lease Trust 1997-B and the First Sierra Equipment Lease Trust 1998-E (each as defined herein), FIRST SIERRA EQUIPMENT CONTRACT TRUST 1999-H, a Delaware business trust (the "Series 1999-H Trust"), located at Christiana Bank & Trust Company, Greenville Center, 3801 Kennett Pike, Greenville, Delaware 19807 and FIRST SIERRA EQUIPMENT CONTRACT TRUST 2000-2 (the "Issuer" or the "Trust"), a Delaware common law trust acting through First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801. The First Sierra Equipment Lease Trust 1997-A, the First Sierra Equipment Lease Trust 1997-B, the First Sierra Equipment Lease Trust 1998-E and the First Sierra Equipment Contract Trust 1999-H are collectively referred to herein as the "Warehouse Trusts." Receivables III and each Warehouse Trust are collectively referred to herein as the "Sellers." First Union, VFCC and FCC are collectively referred to herein as the "Investors."

                                   WITNESSETH:

               WHEREAS, SierraCities.com in the ordinary course of its business acquires and originates equipment contracts and commercial loans in the United States; and

               WHEREAS, Receivables III, SierraCities.com and Bankers Trust Company have entered into an Amended and Restated Master Investment Pooling and Servicing Agreement, dated as of March 25, 1998 (the "Investment Agreement"), whereby Receivables III may, from time to time, sell pools of contracts, contract receivables, equipment and certain rights related thereto and arising therefrom ("Assets") to one or more trusts to be formed pursuant to the Investment Agreement and a supplement thereto; and

               WHEREAS, pursuant to the Investment Agreement, the parties thereto may, from time to time, execute a supplement to the Investment Agreement and form a trust for the purpose of (i) accepting the transfer of a specific pool of Assets from Receivables III, (ii) issuing one or more senior certificates ("Senior Certificates"), junior certificates ("Junior Certificates") and residual certificates ("Residual Certificates" and, together with the Senior Certificates, the "Certificates") representing beneficial ownership interests in the assets of each trust and (iii) selling the Senior Certificates to investors; and

               WHEREAS, pursuant to a Series 1997-A Supplement, dated as of June 30, 1997, as amended (the "Series 1997-A Supplement"), among Receivables III, SierraCities.com, Bankers Trust Company and First Union, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1997-A"), issued a Senior Certificate to First Union representing the senior beneficial ownership interest in the Assets conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-A (the "1997-A Assets") and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the 1997-A Assets conveyed to the First Sierra Equipment Lease Trust 1997-A; and

               WHEREAS, First Union and Receivables III, as the beneficial owners of the 1997-A Assets in the First Sierra Equipment Lease Trust 1997-A, have directed that Bankers Trust Company, as the Trustee of such trust, convey the 1997-A Assets to the Trust; and

               WHEREAS, pursuant to a Series 1997-B Supplement, dated as of June 26, 1997, as amended (the "Series 1997-B Supplement"), among Receivables III, SierraCities.com, Bankers Trust Company, VFCC and First Union, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1997-B", issued a Senior Certificate to VFCC representing the senior beneficial ownership interest in the Assets conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-B (the "1997-B Assets") and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the 1997-B Assets conveyed to the First Sierra Equipment Lease Trust 1997-B; and

               WHEREAS, VFCC and Receivables III, as the beneficial owners of the 1997-B Assets in the First Sierra Equipment Lease Trust 1997-B, have directed that Bankers Trust Company, as trustee of such trust, convey the 1997-B Assets to the Trust; and

               WHEREAS, pursuant to a Series 1998-E Supplement, dated as of December 21, 1998 (the "Series 1998-E Supplement"), among Receivables III, SierraCities.com, Bankers Trust Company, FFC and Nesbitt Burns Securities, Inc., the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1998-E"), issued a Senior Certificate to FFC representing a senior beneficial ownership interest in the Assets conveyed by Receivables III to the First Sierra Equipment Lease Trust 1998-E and issued a junior certificate representing a junior beneficial ownership interest in the Assets conveyed by Receivables III to the First Sierra Equipment Lease Trust 1998-E (the

"1998-E Assets") and a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the 1998-E Assets conveyed to the First Sierra Equipment Lease Trust 1998-E; and

               WHEREAS, FFC and Receivables III, as the beneficial owners of the 1998-E Assets in the First Sierra Equipment Lease Trust 1998-E, have directed that Bankers Trust Company, as trustee of such trust, convey the 1998-E Assets to the Trust; and

               WHEREAS, pursuant to a Facility Agreement, dated as of August 1, 1999 (the "Series 1999-H Facility Agreement"), among Receivables III, SierraCities.com, the Series 1999-H Trust, Bankers Trust Company, issued a secured note to Merrill Lynch Mortgage Capital Inc., secured by the Assets conveyed by Receivables III to the Series 1999-H Trust (the "1999-H Assets") and a trust certificate to Receivables III representing the beneficial ownership interest in the Series 1999-H Trust and the 1999-H Assets; and

               WHEREAS, Receivables III, as the holder of the trust certificate issued by the Series 1999-H Trust, desire to convey the 1999-H Assets to the Trust; and

               WHEREAS, each of the Warehouse Trusts, on behalf of and at the request of Receivables III, have agreed to, and Receivables III desires to convey, transfer, contribute and assign all of its right, title and interest in and to the 1997-A Assets, the 1997-B Assets, the 1998-E Assets and the 1999-H Assets, as applicable, to the Owner Trustee, on behalf of the Trust, upon the terms and conditions hereinafter set forth; and

               WHEREAS, each of the Sellers and the Trust agree that all representations, warranties, covenants and agreements made by it herein shall be for the benefit of the Noteholders, the Trust Certificateholder, the Owner Trustee and Indenture Trustee.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

               SECTION 1.01 Definitions. Whenever used in this Agreement, capitalized terms used and not defined herein shall have the meanings set forth in Annex A to the Indenture.

               SECTION 1.02 Other Definitional Provisions.

               (a) Terms used in Related Documents. Each term defined in this Agreement will have the meaning assigned to such term in this Agreement when used in any certificate or other document made or delivered pursuant to this Agreement, unless such term is otherwise defined therein.

               (b) Accounting Terms. As used in this Agreement, accounting terms which are not defined pursuant to Section 1.01 have the respective meanings given to them under generally accepted accounting principles, as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement will control.

               (c) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

               (d) Number and Gender. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

               (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                   ARTICLE II

                           TRANSFER OF CONVEYED ASSETS

               SECTION 2.01 Direction; Acquisition of Initial Conveyed
         Assets.

               (a) (i) (i) In accordance with the terms of the Investment Agreement, each of the Investors, as the Senior Certificateholders of the related Warehouse Trust, and Receivables III, as the Junior Certificateholder and the Residual Certificateholder of the Warehouse Trusts, together representing all of the beneficial ownership interests in the Warehouse Trusts, hereby direct Bankers Trust Company to convey to the Trust those assets of each Warehouse Trust and Receivables III which comprise the Initial Conveyed Assets. Upon receipt of the consideration specified below, each of the Investors hereby release all of its right, title and interest in, to and under the Initial Conveyed Assets, such receipt being hereby acknowledged by execution of this Agreement by each Investor.

               (ii) Receivables III, as the Residual Certificateholder of the Warehouse Trusts, hereby requests the Warehouse Trusts to join in the conveyance of the Initial Conveyed Assets.

               (iii) Merrill Lynch Mortgage Capital, Inc., as lender to the Series 1999-H Trust, and Receivables III, as the holder of the trust certificate issued by the Series 1999-H Trust, hereby direct Christiana Bank & Trust Company, as owner trustee of the Series 1999-H Trust, to execute this Agreement on behalf of the Series 1999-H Trust, thereby conveying to the Trust those assets of the Series 1999-H Trust which comprise the Initial Conveyed Assets. Upon receipt of the consideration specified below, Merrill Lynch Mortgage Capital, Inc. hereby releases all of its right, title and interest in, to and under the Initial Conveyed Assets, such receipt being hereby acknowledged by execution of this Agreement by Merrill Lynch Mortgage Capital, Inc.

               (b) In consideration for (w) the issuance to Receivables III of the trust certificate to be issued by the Holding Trust pursuant to the Holding Trust Agreement, (x) the issuance to the Holding Trust of the trust certificate to be issued by the Trust pursuant to the Trust Agreement, (y) the receipt of $2,860,003.25 by First Sierra Equipment Lease Trust 1997-A, $88,705,957.06 by First Sierra Equipment Lease Trust 1997-B, $72,717,183.35 by First Sierra Equipment Lease Trust 1998-E and $36,143,116.26 by the Series 1999-H Trust on behalf of Merrill Lynch Mortgage Capital, Inc. and (z) other good and valuable consideration, each of the Sellers hereby sells, transfers, assigns, sets over and conveys to the Trust all of its right, title and interest in, to and under the Initial Conveyed Assets (with respect to each Seller individually, to the extent of such Seller's interest in such Initial Conveyed Assets, whether now existing or hereinafter arising, without recourse (except as may be set forth in the Servicing Agreement)).

               (c) In connection with such sale and conveyance, each Seller agrees to record and file, at the expense of the Servicer, financing statements (and thereafter will file continuation statements with respect to such financing statements) with respect to the related Initial Conveyed Assets contributed and to be transferred to the Trust pursuant to this Agreement and the Substitute Conveyed Assets, meeting the requirements of applicable state law and the Filing Requirements in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer, conveyance and contribution of the related Initial Conveyed Assets and the related Substitute Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from each of the Sellers to the Trust and the transfer, assignment and pledge of the Pledged Property from the Trust to the Indenture Trustee on behalf of the Noteholders, pursuant to the Indenture, and to deliver an executed copy of such financing statements or other evidence of such filings to the Trust (and copies to the Indenture Trustee) on or prior to each Conveyance Date; provided, however, that the Contract Files (including each original executed Contract) will not be physically delivered to the Trust but instead will be delivered to and held by the Indenture Trustee on behalf of the Trust.

               (d) In connection with such assignment and conveyance, SierraCities.com shall, at its own expense, on or prior to the related Conveyance Date, and with respect to Substitute Contracts, as soon as possible, but in no event later than two (2) Business Days after the related Conveyance Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that the Initial Conveyed Assets or the Substitute Conveyed Assets, as the case may be, have been assigned and transferred to the Trust in accordance with this Agreement and pledged to the Indenture Trustee on behalf of the Noteholders, pursuant to the Indenture and
(ii) prepare and hold in its capacity as Servicer, as agent of the Trust and the Indenture Trustee the List of Initial Contracts on or prior to the Closing Date. Pursuant to Section 3.03 hereof, SierraCities.com from time to time may convey Substitute Contracts to the Trust at any time by delivering a List of Substitute Contracts to the Trust on each Conveyance Date containing for each Substitute Contract transferred on such Conveyance Date the information set forth in the definition of List of Substitute Contracts.

               (e) The sale and conveyance of the Conveyed Assets will be without recourse to the Sellers.

               SECTION 2.02 Reserved.

               SECTION 2.03 Custody of Contract Files. In connection with the sale, assignment, transfer and conveyance of the Contracts to the Trust pursuant to this Agreement, the Indenture Trustee will retain the Contract Files and any related evidence of insurance and payments in accordance with the terms of the Indenture.

               SECTION 2.04 Intention of the Parties; Grant of Security Interest. It is the intention of the parties hereto that each transfer of the Conveyed Assets to be made pursuant to the terms hereof shall constitute an absolute assignment and a sale of such Contract by each Seller to the Trust and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale, it is the intention of the parties hereto that this Agreement is deemed to be a security agreement and that each Seller shall be deemed to have granted to the Trust as of the related Conveyance Date a first priority perfected security interest in all of such Seller's right, title and interest in, to and under each Conveyed Asset, and all income and proceeds thereof. Such grant is made to secure the payment of all amounts payable under this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               SECTION 3.01 Representations and Warranties.

               (a) SierraCities.com hereby makes the following representations and warranties for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders and the Trust. Such representations and warranties are made as of any Conveyance Date with respect to Contracts transferred to the Trust on such date and shall survive each assignment, transfer and conveyance by SierraCities.com of the Conveyed Assets to the Trust and its successors and assigns.

               (i) Organization and Good Standing. SierraCities.com is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

               (ii) Due Qualification. SierraCities.com is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business, to enforce the Source Agreements to which it is a party, and to service the Contracts as required by the Servicing Agreement and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of SierraCities.com to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

               (iii) Legal Name. The legal name of SierraCities.com is as set forth on the signature line of this Agreement and, other than the change from First Sierra Financial, Inc. to SierraCities.com Inc., SierraCities.com has not changed its name since its incorporation and since its incorporation, SierraCities.com did not use, nor does SierraCities.com now use, any trade names, fictitious names, assumed name of "doing business as" names;

               (iv) Power and Authority. SierraCities.com has the corporate power and authority to execute and deliver this Agreement, the Source Agreements to which it is a party and the Contracts and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement, the Source Agreements, the Contracts and any other Transaction Document to which it is a party has been duly authorized by SierraCities.com by all necessary corporate action;

               (v) Due Execution and Delivery. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of SierraCities.com;

               (vi) Valid Assignment; Binding Obligations. This Agreement and the other Transaction Documents to which SierraCities.com is a party, when duly executed and delivered, will constitute legal, valid, and binding obligations of SierraCities.com enforceable against SierraCities.com in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (vii) Insolvency. SierraCities.com is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

               (viii) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and each Transaction Document to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of SierraCities.com, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which SierraCities.com is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement or each Transaction Document to which it is a party or violate any law or any order, injunction, writ, rule, or regulation applicable to SierraCities.com of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over SierraCities.com or any of its properties which would have a material adverse effect on the Conveyed Assets;

               (ix) Ability to Perform. No event has occurred which adversely affects SierraCities.com's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

               (x) No Proceedings. There are no Proceedings or investigations pending, or, to the knowledge of SierraCities.com, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or each other Transaction Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of SierraCities.com) materially and adversely affect the performance by SierraCities.com of its obligations under, or the validity or enforceability of, this Agreement or each other Transaction Document to which it is a party;

               (xi) No Consent Required. SierraCities.com is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents to which it is a party, except for such as have been obtained, effected or made;

               (xii) Consolidated Return Taxable Income from the Equipment and the Related Contracts. The Depositor and SierraCities.com are members of an affiliated group within the meaning of Section 1504 of the Code which has filed, and will continue to file, a consolidated return for federal income tax purposes at all times until satisfaction in full of all obligations (i) of SierraCities.com hereunder and (ii) of SierraCities.com and the Depositor under the Transaction Documents or other documents relating to the financing contemplated hereby. The Depositor shall treat the Contracts as owned by it for federal, state and local income tax purposes, and the affiliated group of which the Depositor is a member within the meaning of Section 1504 of the Code shall treat the Contracts as owned by the Depositor and shall report and include the rental and other income from the Equipment and the Contracts in gross income;

               (xiii) Principal Place of Business. The principal place of business and chief executive office of SierraCities.com is located at 600 Travis Street, Suite 7050, Houston, Texas 77002 and, there are now no, and during the past four months there have not been, any other locations where SierraCities.com is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing;

               (xiv) Tax Returns. SierraCities.com has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from SierraCities.com; and

               (xv) Pensions. Each pension plan or profit sharing plan to which SierraCities.com is a party has been fully funded in accordance with the obligations of SierraCities.com set forth in such plan.

               (b) Receivables III, on its own behalf and as beneficial owner of the trust certificate issued by the Series 1999-H Trust, hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Owner Trustee, the Noteholders and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns.

               (i) Organization and Good Standing. Receivables III is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets. Receivables III has no subsidiaries other than special purpose trusts created to finance the acquisition of Contracts and Equipment;

               (ii) Due Qualification. Receivables III is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of Receivables III to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

               (iii) Legal Name. The legal name of Receivables III is as set forth in the signature line of this Agreement and Receivables III has not changed its name since its incorporation and since its incorporation, Receivables III did not use, nor does Receivables III now use, any trade names, fictitious names, assumed name of "doing business as" names;

               (iv) Power and Authority. Receivables III has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; Receivables III has duly authorized the sale and assignment to the Owner Trustee, on behalf of the Trust, of all of its right, title and interest, if any, in the Conveyed Assets by all necessary corporate action; and the execution, delivery, and performance of this Agreement and any other Transaction Document to which it is a party has been duly authorized by Receivables III by all necessary corporate action;

               (v) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of Receivables III;

               (vi) Valid Assignment; Binding Obligations. This Agreement constitutes a valid assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of Receivables III in, to and under the Conveyed Assets, and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming through or under Receivables III, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement, when duly executed and delivered, will constitute the legal, valid, and binding obligation of Receivables III enforceable against Receivables III in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (vii) Insolvency. Receivables III is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

               (viii) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and each Transaction Document to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Receivables III, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which Receivables III is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement and each Transaction Document to which it is a party, or violate any law or any order, injunction, writ, rule, or regulation applicable to Receivables III of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over Receivables III or any of its properties which would have a material adverse effect on the Conveyed Assets;

               (ix) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Receivables III, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or any Transaction Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of Receivables III) materially and adversely affect the performance by Receivables III of its obligations under, or the validity or enforceability of, this Agreement or any Transaction Document to which it is a party;

               (x) No Consent Required. Receivables III is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made;

               (xi) Fair Consideration. The consideration received by Receivables III as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of Receivables III's obligation hereunder;

               (xii) Principal Place of Business. The principal place of business and chief executive office of Receivables III is located at 600 Travis Street, Suite 7050, Houston, Texas 77002 and, there are now no, and during the past four months there have not been, any other locations where Receivables III is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing. The principal place of business and chief executive office of each of the

         Warehouse Trusts (other than the Series 1999-H Trust) is located in care of Bankers Trust Company, Four Albany Street, New York, New York 10006 and the principal place of business of the Series 1999-H Trust is located in care of Christiana Bank & Trust Company, 3801 Kennett Pike, Greenville, Delaware 19807 and, there are now no, and during the past four months there have not been, any other locations where each Warehouse Trust is located (as that term is used in the UCC in the state of such location).

               (xiii) Valid Business Reasons. Receivables III has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

               (xiv) Absence of Event. No event has occurred which adversely affects Receivables III's operations or its ability to perform its obligations under the Transaction Documents to which it is a party; and

               (xv) Non Consolidation. Receivables III is operated in such a manner that it will not be consolidated in the estate of SierraCities.com such that the separate existence of Receivables III and SierraCities.com would be disregarded in the event of a bankruptcy or insolvency of SierraCities.com.

               (c) First Union hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Owner Trustee, the Noteholders and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns:

               (i) Organization and Good Standing. First Union is a national bank duly organized, validly existing and in good standing, under the laws of the United States, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

               (ii) Due Qualification. First Union is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of First Union to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

               (iii) Power and Authority. First Union has the corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and any other

         Transaction Document to which it is a party has been duly authorized by First Union by all necessary corporate action;

               (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of First Union;

               (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid contribution, assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of First Union in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming, through or under First Union, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement, when duly executed and delivered, will constitute legal, valid, and binding obligations of First Union enforceable against First Union in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of First Union, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which First Union is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to First Union of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over First Union or any of its properties which would have a material adverse effect on the Conveyed Assets;

               (vii) Valid Business Reasons. First Union has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

               (viii) Absence of Event. No event has occurred which adversely affects First Union's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

               (ix) Insolvency. First Union is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

               (x) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of First Union, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement,
         (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of First Union) materially and adversely affect the performance by First Union of its obligations under, or the validity or enforceability of, this Agreement;

               (xi) No Consent Required. First Union is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made;

               (xii) Fair Consideration. The consideration received by First Union as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of First Union's obligations hereunder; and

               (xiii) Accounting Treatment. First Union will treat the assignment of the Conveyed Assets to the Trust pursuant to Article II as a sale of the Conveyed Assets to the Trust for financial reporting and accounting purposes.

               (d) VFCC hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns:

               (i) Organization and Good Standing. VFCC is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

               (ii) Due Qualification. VFCC is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of VFCC to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

               (iii) Power and Authority. VFCC has the corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and each other Transaction Document to which it is a party has been duly authorized by VFCC by all necessary corporate action;

               (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of VFCC;

               (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid sale, assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of VFCC in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming, through or under VFCC, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement, when duly executed and delivered, will constitute the legal, valid, and binding obligation of VFCC enforceable against VFCC in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of VFCC, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which VFCC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to VFCC of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over VFCC or any of its properties which would have a material adverse effect on the Conveyed Assets;

               (vii) Valid Business Reasons. VFCC has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

               (viii) Absence of Event. No event has occurred which adversely affects VFCC's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

               (ix) Insolvency. VFCC is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

               (x) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of VFCC, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement,
         (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of VFCC) materially and adversely affect the performance by VFCC of its obligations under, or the validity or enforceability of, this Agreement;

               (xi) No Consent Required. VFCC is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents to which it is a party except for such having been obtained, effected or made;

               (xii) Fair Consideration. The consideration received by VFCC as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of VFCC's obligations hereunder; and

               (xiii) Accounting Treatment. VFCC will treat the assignment of the Conveyed Assets to the Trust pursuant to Article II as a sale of the Conveyed Assets to the Trust for financial reporting and accounting purposes.

               (e) FFC hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns:

               (i) Organization and Good Standing. FFC is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

               (ii) Due Qualification. FFC is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of FFC to comply with the terms of this Agreement or each Transaction Document to which it is a party;

               (iii) Power and Authority. FFC has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and each other Transaction Document to which it is a party has been duly authorized by FFC by all necessary corporate action;

               (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of FFC;

               (v) Valid Assignment; Binding Obligations. This Agreement constitute a valid sale, assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of FFC in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming, through or under FFC, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement, when duly executed and delivered, will constitute the legal, valid, and binding obligation of FFC enforceable against FFC in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of FFC, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which FFC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to FFC of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over FFC or any of its properties which would have a material adverse effect on the Conveyed Assets;

               (vii) Valid Business Reasons. FFC has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

               (viii) Absence of Event. No event has occurred which adversely affects FFC's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

               (ix) Insolvency. FFC is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

               (x) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of FFC, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement,
         (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of FFC) materially and adversely affect the performance by FFC of its obligations under, or the validity or enforceability of, this Agreement;

               (xi) No Consent Required. FFC is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party except for such having been obtained, effected or made;

               (xii) Fair Consideration. The consideration received by FFC as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of FFC's obligations hereunder; and

               (xiii) Accounting Treatment. FFC will treat the assignment of the Conveyed Assets to the Trust pursuant to Article II as a sale of the Conveyed Assets to the Trust for financial reporting and accounting purposes.

               SECTION 3.02 Removal of Non-Conforming Contracts by SierraCities.com. Upon the occurrence of a Warranty Event with respect to a Contract, SierraCities.com will repurchase such Contract by depositing (or causing to be deposited) to the Collection Account the Repurchase Amount with respect to such Contract in accordance with the terms of Section 4.01 of the Indenture or replace such Contract with a Substitute Contract pursuant to
Section 3.03 hereof and Section 4.02 of the Indenture.

               SECTION 3.03 Substitution of Contracts and Equipment by SierraCities.com.

               (a) With respect to a substitution of Contracts in accordance with the provisions of this Section 3.03 and Section 4.02 of the Indenture, each proposed

Substitute Contract must be an Eligible Contract, and be eligible to be substituted by SierraCities.com pursuant to Section 4.02 of the Indenture.

               (b) Any substitution of a Contract pursuant to this Agreement will be effected by (i) delivery to the Indenture Trustee, as custodian of the original executed counterpart of each such Substitute Contract, (ii) filing of any UCC financing statements in accordance with the Filing Requirements necessary to perfect the interest of the Trust and the Indenture Trustee in the Substitute Contracts, (iii) delivery to the Indenture Trustee of a List of Substitute Contracts reflecting such substitution and (iv) delivery to the Indenture Trustee of a release request and the originally executed trust receipt relating thereto.

               (c) The parties hereto agree that in addition to the obligation of SierraCities.com to repurchase or to substitute any Contract and the related Equipment as to which a breach of the representations set forth in the Servicing Agreement has occurred and is continuing, SierraCities.com will enforce its remedies against the Source under the Source Agreement. In consideration of the purchase of the Equipment and the Contract, SierraCities.com shall remit the Repurchase Amount to the Servicer for allocation of such Repurchase Amount pursuant to the terms of the Indenture. Except as may be set forth in the other Transaction Documents, it is understood and agreed that the obligations of SierraCities.com with respect to a breach as provided in this Section 3.03 and
Section 4.01 of the Indenture constitute the sole remedy against SierraCities.com for such breach available to the Trust, the Indenture Trustee and Noteholders. The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the assignment of the Conveyed Assets to the Owner Trustee, on behalf of the Trust, and the pledge of the Pledged Property to the Indenture Trustee.

               (d) Except as provided in this Article III, upon each Seller's transfer of its interest in the Conveyed Assets to the Trust, the Sellers will not bear any further risk with respect to the ultimate collectibility of the Contracts or the adequacy of the collateral securing the Contracts or the value or sufficiency of the Equipment.

                                   ARTICLE IV

                                    COVENANTS

               SECTION 4.01 Seller and SierraCities.com Covenants. SierraCities.com and the Sellers, as applicable, hereby covenant and agree with the Trust, the Owner Trustee, the Noteholders and the Indenture Trustee with respect to itself as follows:

               (a) Preservation of Security Interest. The Sellers shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by the Filing Requirements and by law fully to preserve, maintain, and protect the respective right, title and interest of the Owner Trustee, on behalf of the Trust, and the Indenture Trustee in the

Conveyed Assets. SierraCities.com shall deliver (or cause to be delivered) to the Trust file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

               (b) Obligations with Respect to Conveyed Assets. Each of the Sellers and SierraCities.com will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and the Source Agreement, and will do nothing to impair the rights of the Owner Trustee, on behalf of the Trust, or the Indenture Trustee in any of the Conveyed Assets.

               (c) Compliance with Law. SierraCities.com will comply, in all material respects, with all acts, rules, requisitions, orders, decrees and directions of any Governmental Authority applicable to its business and to the Conveyed Assets or any part thereof; provided, however, that SierraCities.com may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Trust, the Indenture Trustee or the Owner Trustee in the Conveyed Assets.

               (d) Conveyance of Conveyed Assets; Security Interests. Except for the transfers and conveyances hereunder or under any other Transaction Document, the Sellers will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Conveyed Asset, or any interest therein and SierraCities.com shall defend the right, title, and interest of the Owner Trustee, on behalf of the Trust, the Indenture Trustee and their respective successors and assigns in, to, and under the Conveyed Assets, against all claims of third parties claiming, through or under the Sellers; provided, however, that nothing in this Section 4.01(d) shall prevent or be deemed to prohibit SierraCities.com from suffering to exist upon any of the Conveyed Assets any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if SierraCities.com shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto and such contests pose no risk of forfeiture.

               (e) Notification of Breach. The Sellers will advise the Trust and the Indenture Trustee promptly, in reasonable detail, upon discovery of the occurrence of any breach by SierraCities.com of any of its representations, warranties and covenants contained herein.

               (f) Further Assurances.

               (i) SierraCities.com will make, execute or endorse, acknowledge and file or deliver to the Trust and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Conveyed Assets and other rights covered by this Agreement, as the Trust or the Indenture Trustee may request and reasonably require, provided that no UCC filing will be required with respect to the Equipment, except as required by the Filing Requirements.

               (ii) The Sellers hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Sellers as the Trust or its counsel may reasonably request in order to consummate the transfer of the Conveyed Assets to the Trust and the subsequent pledge thereof to the Indenture Trustee for the benefit of the Noteholders, and the rating, issuance and sale of the Notes.

               (g) Indemnification. SierraCities.com agrees to indemnify, defend and hold the Trust, the Owner Trustee and the Indenture Trustee harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which any of them may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by SierraCities.com of its representations and warranties contained in Section 3.01 or its covenants contained in Section 4.01, or any information certified or set forth in this Agreement or in any schedule delivered by SierraCities.com hereunder, being untrue in any material respect at any time. The obligations of SierraCities.com under this Section 4.01(g) shall be considered to have been relied upon by the Trust, the Owner Trustee and the Indenture Trustee and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by the Trust, the Owner Trustee, the Indenture Trustee or on their respective behalf. THE INDEMNIFICATION OBLIGATIONS OF SIERRACITIES.COM PURSUANT TO THE PRECEDING PROVISIONS OF THIS PARAGRAPH SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OR OTHER FAULT ON THE PART OF THE TRUST, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES OR AGENTS.

               (h) Notice of Liens. SierraCities.com shall notify the Trust and the Indenture Trustee, promptly after becoming aware of any Lien on any Conveyed Asset.

               (i) Taxes. SierraCities.com shall promptly pay all applicable taxes required to be paid in connection with the assignment of the Conveyed Assets and acknowledges that the Trust shall have no responsibility with respect thereto. SierraCities.com shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by each such Seller, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. SierraCities.com shall promptly notify the Trust, the Indenture Trustee and the Noteholders of any material challenge, contest or proceeding pending by or against SierraCities.com before any taxing authority. SierraCities.com and the Depositor shall have entered into a Tax Sharing Agreement, pursuant to which (i) SierraCities.com shall assume the sole responsibility for making any required payments of taxes to the Internal Revenue Service and shall agree to indemnify and hold the Depositor harmless against any claims of liability for such taxes and (ii) the Depositor shall be required to make certain payments to SierraCities.com in respect of its separate federal income tax liability. So long as any Notes remain outstanding, SierraCities.com and the Depositor shall not terminate or amend such Tax Sharing Agreement without the prior written consent of the Indenture Trustee, except that SierraCities.com shall not require the Depositor to make any payments to SierraCities.com, pursuant to the Tax Sharing Agreement, which exceed the aggregate federal income tax liability of the Depositor, on a separate return basis for all taxable years covered by the Tax Sharing Agreement, that would arise if all allowable losses arising at any time during such period were applied to reduce the Depositor's aggregate separate taxable income for all such years.

               (j) Taxes and Other Liabilities. SierraCities.com shall promptly pay and discharge all material taxes, assessments, fees, claims and other governmental charges when due and payable by SierraCities.com, the First Sierra Group, or any member of the First Sierra Group, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. SierraCities.com shall promptly notify the Trust and the Indenture Trustee of any material challenge, contest or proceeding pending by or against SierraCities.com or the First Sierra Group before any taxing authority.

               (k) Non-Consolidation. SierraCities.com shall be operated in such a manner that Receivables III and/or the Holding Trust, the holder of the trust certificate to be issued by the Trust, would not be substantively consolidated with SierraCities.com, such that the separate corporate existence of SierraCities.com and Receivables III, on the one hand, and Holding Trust and/or the Trust, on the other hand, would be ignored in the event of a bankruptcy of SierraCities.com.

               (l) No Agency. SierraCities.com will not act as an agent of Receivables III, Holding Trust or the Trust in any capacity except to the limited extent provided in the Transaction Documents, but instead will present itself to the public as a corporation separate from Receivables III and/or Holding Trust or the Trust;

               (m) Financial Statements. The financial statements and books and records of SierraCities.com reflect the separate existence of Receivables III, Holding Trust and the Trust.

               SECTION 4.02 Receivables III Covenants. Receivables III hereby covenants and agrees with the Trust, the Noteholders and the Indenture Trustee as follows:

               (a) Obligor's Quiet Enjoyment. Receivables III hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Obligors in such Equipment pursuant to the applicable Contracts. Receivables III covenants and agrees that, so long as an Obligor shall not be in default of any of the provisions of the applicable Contract, neither Receivables III nor any assignee of Receivables III will disturb the Obligor's quiet and peaceful possession of the related Equipment and the Obligor's use thereof for its intended purpose.

               (b) Operation of Receivables III. Receivables III shall be operated in such a manner that it would not be substantively consolidated in the trust estate of another Person (that is, such that the separate legal existence of Receivables III and such Person would be disregarded) and in that regard, Receivables III shall:

               (i) be a limited purpose corporation whose primary activities are restricted in its certificate of incorporation;

               (ii) not engage in any action that would cause the separate legal identity of Receivables III not to be respected, including, without limitation, (a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents;

               (iii) not be involved in the day-to-day management of SierraCities.com and/or Holding Trust;

               (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by Receivables III in connection with the issuance of the Notes;

               (v) not commingle its funds, assets and records relating thereto with those of SierraCities.com or any other entity;

               (vi) entitle the separate creditors of Receivables III to be satisfied out of Receivables III's assets prior to any value in Receivables III becoming available to Receivable III's equityholders, or SierraCities.com's creditors or Holding Trust's creditors;

               (vii) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

               (viii) maintain company records and books of account and shall not commingle its company records and books of account with the records and books of account of any entity;

               (ix) not engage in any business or activity other than in connection with or relating to its Certificate of Incorporation and/or Bylaws;

               (x) not form, or cause to be formed, any subsidiaries;

               (xi) comply with all restrictions and covenants in, and shall not fail to comply with the corporate formalities established in, its Certificate of Incorporation and/or Bylaws;

               (xii) maintain its assets separately from the assets of SierraCities.com, Holding Trust and the First Sierra Equipment Contract Trust 2000-2 (including, in each case, through the maintenance of a separate bank account);

               (xiii) manage its day-to-day business without the involvement of SierraCities.com and/or Holding Trust;

               (xiv) maintain a separate office from that of SierraCities.com and/or Holding Trust;

               (xv) not act as an agent of SierraCities.com or Holding Trust, except to the limited extent provided in the Transaction Documents; and

               (xvi) maintain at all times two independent directors as required by its Certificate of Incorporation and/or Bylaws.

               (c) Merger or Consolidation.

               (i) Receivables III will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Agreement, any other Transaction Document to which it is a party or any of the Contracts and to perform its duties under this Agreement and each other Transaction Document to which it is a party.

               (ii) Any partnership or corporation (i) into which Receivables III may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which Receivables III shall be party, or (iii) succeeding to Receivables III's business substantially as a whole, shall execute an agreement of assumption to perform all of Receivables III's obligations under this Agreement and any other Transaction Document to which Receivables III is a party, and upon such execution will be Receivables III's successor under this Agreement and any other such Transaction Document, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement and any other such Transaction Document, anything in this Agreement and any other Transaction Document to the contrary notwithstanding; provided, however, that (a) immediately after giving effect to such transaction, no covenant made pursuant to Section 4.02(c) shall have been breached, (b) Receivables III shall have delivered to the Trust, the Rating Agencies, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an opinion of counsel, satisfactory to each of them, each stating that such consolidation, conversion, merger, or succession and such agreement of assumption comply with this Section 4.02(c) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (c) Receivables III shall have delivered to the Trust, the Owner Trustee, the Rating Agencies and the Indenture Trustee an opinion of counsel, satisfactory to each of them, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, on behalf of the Trust, in the Contracts and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (d) such partnership or corporation shall have organizational documents with similar restrictions as those of Receivables III.

               (d) Non-Consolidation. Receivables III shall be operated in such a manner that Holding Trust or the Trust would not be substantively consolidated with Receivables III, such that the separate corporate existence of Receivables III, on the one hand, and Holding Trust or the Trust, on the other hand, would be ignored in the event of a bankruptcy of Receivables III.

               (e) No Agency. Receivables III will not act as an agent of Holding Trust or the Trust in any capacity except to the limited extent provided in the Transaction Documents, but instead will present itself to the public as a corporation separate from Holding Trust or the Trust.

               SECTION 4.03 Transfer of Conveyed Assets. Each Seller, Receivables III and each Investor understands that the Trust intends to pledge the Pledged Property to the Indenture Trustee on behalf of the Noteholders, pursuant to the Indenture. Each Seller, Receivables III and each Investor agrees that such assignee of the Trust may exercise the rights of the Trust hereunder and shall be entitled to all of the benefits of the Trust hereunder to the extent provided for in such assignment.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

               SECTION 5.01 Conditions to Trust Obligations. The obligations of the Trust to accept the transfer of the Initial Conveyed Assets on the Closing Date shall be subject to the satisfaction of the following conditions:

               (a) All representations and warranties of SierraCities.com, each Seller, Receivables III and each Investor contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

               (b) All information concerning the Initial Conveyed Assets provided to the Trust shall be true and correct as of the Initial Cut-Off Date in all material respects;

               (c) Each Seller shall have delivered to the Trust a List of Initial Contracts with respect to its respective Initial Contracts as of the Initial Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

               (d) SierraCities.com and each Seller shall have recorded and filed, at its expense, any financing statement with respect to the Initial Contracts and the other Initial Conveyed Assets to be transferred from time to time to the Owner Trustee, on behalf of the Trust, from each Seller pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Initial Contracts and the other Initial Conveyed Assets from each such Seller to the Owner Trustee, on behalf of the Trust, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trust;

               (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Trust, and the Trust shall have received from each Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Trust may reasonably have requested; and

               (f) All respective conditions necessary to vest in each Seller good title, free and clear of all Liens (other than Liens permitted in the proviso contained in Section 4.01(d) hereof), to its respective Initial Contracts and interests in Original Equipment shall have been satisfied.

                                   ARTICLE VI

                                   TERMINATION

               SECTION 6.01 Termination. The respective obligations and responsibilities of each Seller, SierraCities.com and the Trust created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Contract and the disposition of any amounts received upon disposition of any Defaulted Contracts and any Equipment leased thereunder; and (ii) the termination of the Indenture in accordance with the terms thereof; provided, however, that the indemnifications contained in Section 4.01(g) herein shall survive the termination of this Agreement and the other Transaction Documents.

               SECTION 6.02 Effect of Termination.

               No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of any Seller or the Trust shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by any Seller. Without limiting the foregoing, prior to termination, the failure of SierraCities.com to pay a Repurchase Amount shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article IV or Section 7.06 of this Agreement render an executed sale executory.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

               SECTION 7.01 Amendment. This Agreement may be amended from time to time by the parties hereto only with (i) the prior written consent of the Servicer and the Indenture Trustee and (ii) prior written notice to the Rating Agencies by the Servicer and, to the extent such amendment materially affects the interests of the Owner Trustee, with the prior written consent of the Owner Trustee.

               SECTION 7.02 GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               SECTION 7.03 Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of SierraCities.com, at the following address: 600 Travis Street, Suite 7050, Houston, Texas 77002, Fax No.: (713) 221-1818, (b) in the case of Receivables III, at the following address: 600 Travis Street, Suite 6950, Houston, Texas 77002, Fax No.: (713) 221-1818, (c) in the case of First Union, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288 0610, (d) in the case of the Indenture Trustee, Four Albany Street, New York, New York 10006, Attention:
Corporate Trust and Agency Group -- Structure & Finance, Fax No.: (212) 250-6439, (e) in the case of VFCC, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, (f) in the case of FFC, c/o Nesbitt Burns Securities, Inc., 11 West Monroe, Floor 20 East, Chicago, Illinois 60603 (g) in the case of the Trust, c/o First Union Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, Fax No.: (302) 888-7544, (h) in the case of the Indenture Trustee at its address set forth in Section 11.06 of the Indenture and (i) in case of the Series 1999-H Trust, c/o Christiana Bank & Trust Company, Greenville Center, 3801 Kennett Pike, Greenville, Delaware, 19807, Attention: Corporate Trust Administration, Fax No.: (302) 421-5815. Either party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.03 for giving notice and by otherwise complying with any applicable terms of this Agreement, including, but not limited to, subsections 4.01(b) and (c).

               SECTION 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

               SECTION 7.05 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Sellers or SierraCities.com, without the prior written consent of the Trust and the Indenture Trustee (acting upon the written direction of the Majority Holders) and, except as provided in Section 4.03, this Agreement may not be assigned by the Trust without the prior written consent of SierraCities.com, the Sellers and the Indenture Trustee. Whether or not expressly stated, all representations, warranties, covenants and agreements of SierraCities.com, Receivables III, the Investors and the Trust in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by, the Owner Trustee and the Indenture Trustee for the benefit of the Noteholders.

               SECTION 7.06 Further Assurances. Each of the parties hereto agrees to do such further acts and things and to execute and deliver to the Indenture Trustee such additional assignments, agreements, powers and instruments as are required by the Indenture Trustee to carry into effect the purposes of this Agreement or to better assure and confirm unto the Indenture Trustee its rights, powers and remedies hereunder.

               SECTION 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust or each Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

               SECTION 7.08 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

               SECTION 7.09 Binding Effect: Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto. The Indenture Trustee, the Owner Trustee and the Noteholders are intended third party beneficiaries of this Agreement.

               SECTION 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

               SECTION 7.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

               SECTION 7.12 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

               SECTION 7.13 No Bankruptcy Petition Against Receivables III or the Trust. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Notes issued by the Trust, it will not institute against Receivables III or the Trust, or join any other Person in instituting against Receivables III or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.13 shall survive the termination of this Agreement.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.


                                     SIERRACITIES.COM INC.,
                                     in its individual capacity



                                     By: /s/ E. Roger Gebhart
                                         -------------------------------
                                         Name:  E. Roger Gebhart
                                         Title: Executive Vice President


                                     FIRST SIERRA RECEIVABLES III, INC., in its
                                      individual capacity and as Junior
                                      Certificateholder of the First Sierra
                                      Equipment Lease Trust 1998-E



                                     By: /s/ E. Roger Gebhart
                                         -------------------------------
                                         Name:  E. Roger Gebhart
                                         Title: Vice President

                                     FIRST UNION NATIONAL BANK,
                                      as Certificateholder of the First Sierra
                                      Equipment Lease Trust 1997-A



                                     By: /s/ Terrence P. Begley
                                         -------------------------------
                                         Name:  Terrence P. Begley
                                         Title: Senior Vice President


                                     VARIABLE FUNDING CAPITAL CORPORATION, as
                                      Certificateholder of the First Sierra
                                      Equipment Lease Trust 1997-B



                                     By: /s/ Darrell R. Barber
                                         -------------------------------
                                         Name:  Darrell R. Barber
                                         Title: Director

                                     FAIRWAY FINANCE CORPORATION, as Senior
                                      Certificateholder of the First Sierra
                                      Equipment Lease Trust 1998-E



                                     By: /s/ Dwight Jenkins
                                         ----------------------
                                         Name:  Dwight Jenkins
                                         Title: Vice President

                                     FIRST SIERRA EQUIPMENT CONTRACT
                                       TRUST 1999-H
                                     By: CHRISTIANA BANK & TRUST COMPANY


                                     By: /s/ Toni L. Lindsay
                                         ----------------------
                                         Name:  Toni L. Lindsay
                                         Title: Vice President


                                     BANKERS TRUST COMPANY, not in its
                                      individual capacity, but solely as Trustee of each of the First Sierra Equipment Lease Trust 1997-A, the First Sierra Equipment Lease Trust 1997-B and the First Sierra Equipment Lease Trust 1998-E


                                     By: /s/ Jenna Kaufman
                                         ----------------------
                                         Name:  Jenna Kaufman
                                         Title: Vice President


                                     FIRST SIERRA EQUIPMENT CONTRACT TRUST
                                      2000-2, A COMMON LAW TRUST ACTING THROUGH
                                      FIRST UNION TRUST COMPANY, NATIONAL
                                      ASSOCIATION, NOT IN ITS INDIVIDUAL
                                      CAPACITY BUT SOLELY AS OWNER TRUSTEE, as
                                      Issuer



                                     By: /s/ Sterling C. Correia
                                         -----------------------
                                         Name:  Sterling C. Correia
                                         Title: Vice President

Acknowledged and Agreed:

MERRILL LYNCH
 MORTGAGE CAPITAL, INC.

By: /s/ Jeffrey Cohen
    -----------------
    Name:  Jeffrey Cohen
    Title: Authorized Signatory

                                   SCHEDULE 1

                            LIST OF INITIAL CONTRACTS

                                     ANNEX A

                                  DEFINED TERMS